News Release

Virtus Investment Partners Announces Financial Results for the Second Quarter 2016

▪	EPS of $0.97; EPS, As Adjusted, of $1.24

▪	Total Sales of $2.4B; Net Flows of ($2.2)B; AUM of $45.2B

Hartford, CT, July 29, 2016 - Virtus Investment Partners, Inc. (NASDAQ: VRTS) today reported financial results for the three months ended June 30, 2016.

Financial Highlights (Unaudited)
(Dollars in millions, except per share data or as noted)

	Three Months Ended			Three Months Ended		Six Months Ended
	6/30/2016	6/30/2015	Change	3/31/2016	Change	6/30/2016	6/30/2015	Change

U.S. GAAP Financial Measures
Revenues	$80.1	$99.7	(20%)	$80.3	—%	$160.4	$203.5	(21%)
Operating expenses	$71.3	$83.4	(15%)	$67.5	6%	$138.9	$162.7	(15%)
Operating income	$8.7	$16.2	(46%)	$12.8	(31%)	$21.5	$40.8	(47%)
Operating margin	10.9%	16.3%		15.9%		13.4%	20.0%
Net income attributable to common stockholders	$8.1	$9.8	(17%)	$12.4	(35%)	$20.5	$29.1	(30%)
Earnings per share - diluted	$0.97	$1.08	(10%)	$1.45	(33%)	$2.43	$3.20	(24%)

Non-GAAP Financial Measures (1)
Revenues, as adjusted	$62.6	$77.5	(19%)	$62.4	—%	$125.0	$157.3	(20%)
Operating expenses, as adjusted	$45.9	$46.1	—%	$47.2	(3%)	$93.1	$93.7	(1%)
Operating income, as adjusted	$16.7	$31.4	(47%)	$15.2	10%	$31.9	$63.6	(50%)
Operating margin, as adjusted	26.6%	40.5%		24.4%		25.5%	40.4%
Net income attributable to common stockholders, as adjusted	$10.3	$20.0	(48%)	$9.5	8%	$19.8	$40.3	(51%)
Earnings per share - diluted, as adjusted	$1.24	$2.21	(44%)	$1.12	11%	$2.36	$4.43	(47%)

(1) See the information on pages 9 through 13 for a reconciliation to their most directly comparable U.S. GAAP measures and the notes beginning on page 14 for other important disclosures

Earnings Summary

The company presents U.S. GAAP earnings information and non-GAAP earnings information in this release. Management believes that the non-GAAP financial measures most accurately reflect the company’s operating results from providing investment management and related services to individuals and institutions, and uses these measures to evaluate financial performance. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure can be found on pages 9 through 13 of this earnings release.

Virtus Investment Partners, Inc. 2.

GAAP Results

Operating income for the quarter decreased from the prior year due to lower revenues on lower average assets and declined sequentially due to higher operating expenses and flat revenues. Operating expenses increased from the first quarter due primarily to $3.8 million of collateralized loan obligation (CLO) issuance costs and restructuring and severance charges of $2.4 million associated with a staff reduction, which were partially offset by lower employment and distribution and other asset-based expenses. Operating expenses declined from the prior-year quarter, which included an $11.3 million loss contingency.

Net income attributable to common stockholders of $8.1 million, or $0.97 per diluted common share, included $0.20 per share of unrealized gains on investments, a $0.21 per share gain related to the sale of a minority interest in a subadviser, ($0.56) per share of CLO launch-related expenses, both issuance costs of the CLO as well as other costs related to the sale of the CLO notes that are reported in interest expense, and ($0.18) per share of restructuring and severance expenses.

The effective tax rate of 41 percent included a $0.6 million valuation allowance related to marketable securities and the impact of consolidated investment products.

Non-GAAP Results
Operating income, as adjusted, and the related margin decreased from the prior year on lower revenues, as adjusted, that offset slightly lower operating expenses, as adjusted, but increased from the first quarter due to higher revenue, as adjusted, due to the elimination of a negative variable incentive fee, and lower operating expenses, as adjusted. Employment expenses, as adjusted, decreased from the first quarter, which included higher payroll taxes associated with the payment of annual incentive compensation. Second quarter employment expenses, as adjusted, do not reflect any benefit associated with the staff reduction that took place late in the quarter. Other operating expenses, as adjusted, increased due to the timing of the annual equity grants to the Board of Directors of $0.6 million and $0.5 million of costs associated with discrete business development initiatives.
Net income attributable to common stockholders, as adjusted, of $1.24 per diluted common share included a partial-quarter benefit related to the reduced share count following a tender offer completed on June 8.
The effective tax rate, as adjusted, of 39 percent was relatively unchanged from prior periods.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 3.

Asset Flows and Assets Under Management
(in billions)

	Three Months Ended			Three Months Ended		Six Months Ended
	6/30/2016	6/30/2015	Change	3/31/2016	Change	6/30/2016	6/30/2015	Change
Ending assets under management	$45.2	$52.4	(14%)	$45.7	(1%)	$45.2	$52.4	(14%)
Average assets under management	$44.8	$54.4	(18%)	$45.7	(2%)	$45.2	$55.1	(18%)
Gross sales	$2.4	$3.3	(27%)	$2.8	(16%)	$5.2	$7.0	(25%)
Net flows	$(2.2)	$(1.3)	(60%)	$(2.6)	18%	$(4.8)	$(3.5)	(35%)

Assets under management of $45.2 billion at quarter-end declined 14 percent from June 30, 2015 and 1 percent from March 31, 2016 as net outflows offset market appreciation.

Total sales of $2.4 billion declined from both the prior-year and sequential quarters due primarily to lower sales in mutual funds, partially offset by higher sales in separately managed accounts (SMAs) and institutional. Open-end mutual fund sales reflect lower sales of the Emerging Markets Opportunities Fund. SMA sales increased from both the prior-year and sequential quarters due to sales in equity strategies managed by Kayne Anderson Rudnick Investment Management. Institutional sales increased over both prior periods and included the issuance of a CLO managed by Newfleet Asset Management, as well as small-cap equity mandates at Kayne Anderson Rudnick.

Net flows of ($2.2) billion declined from the prior-year quarter but improved 18 percent on a sequential-quarter basis. Net outflows for the quarter were primarily attributable to open-end mutual funds, while institutional, separately managed accounts and exchange traded funds each contributed positive flows. Mutual fund net outflows improved modestly from the sequential quarter due to improved net flows in domestic equity and fixed income funds. SMA net flows demonstrated the most meaningful change, improving from both periods, while institutional net flows increased due to the higher sales. Tender offers at certain of our closed-end funds were included in outflows.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 4.

Balance Sheet Highlights (Unaudited)
(in millions)

	As of			As of
	6/30/2016	6/30/2015	Change	3/31/2016	Change
Cash and cash equivalents	$155.5	$194.3	(20%)	$50.4	209%
Seed capital investments (1)	174.1	238.9	(27%)	280.9	(38%)
Investments - other (2)	38.4	22.3	72%	51.2	(25%)
Total - cash and investments	$368.0	$455.5	(19%)	$382.5	(4%)

Deferred taxes, net	$46.4	$59.8	(22%)	$49.1	(5%)
Dividends payable	$4.0	$4.3	(7%)	$4.2	(5%)
Total equity attributable to stockholders	$466.1	$559.4	(17%)	$505.6	(8%)

Working capital (3)	$151.9	$185.6	(18%)	$59.1	157%

(1) Represents the company’s investments in sponsored investment products including the company's investment in consolidated sponsored investment products (CSIPs), net of noncontrolling interests. For the periods ending June 30, 2016, June 30, 2015, and March 31, 2016, net assets of CSIPs represent $134.3 million, $292.2 million, and $272.5 million of total assets, $2.4 million, $19.5 million, and $20.2 million of total liabilities, and $27.1 million, $55.6 million, and $40.4 million of redeemable noncontrolling interests, respectively.
(2) Investments that are not related to the company’s seed investments including mutual funds and an investment in a company managed CLO, which is a consolidated investment product. For the periods ended June 30, 2016 and March 31, 2016, the investment in the consolidated investment product consisted of $441.9 million and $202.7 million of total assets and $414.4 million and $162.0 million of total liabilities, respectively.
(3) Defined as cash and investments plus accounts receivable, net, less seed capital investments, a company managed CLO, accrued compensation and benefits, accounts payable and accrued liabilities, and dividends payable

At June 30, 2016 cash and investments were $48 on a per-share basis and there was no outstanding debt. The liquidation of three open-end mutual funds reduced seed capital investments and contributed cash of $114.0 million, resulting in an increase in working capital. The completion of a $47.1 million tender offer for approximately 557,000 shares at $82.50 per share resulted in the highest quarterly level of repurchases. Over the past year, the company has repurchased 1.2 million shares and reduced its ending shares outstanding by 12.5 percent from June 30, 2015.

Conference Call

Virtus Investment Partners management will host an investor conference call on Friday, July 29, at 10 a.m. Eastern to discuss these financial results and related matters. The webcast of the call will be available in the Investor Relations section of www.virtus.com or by telephone at 877-930-7765 if calling from within the U.S. or 253-336-7413 if calling from outside the U.S. (Conference ID: 55055984). A replay of the call will be available through August 5 by telephone at 855-859-2056 if calling from within the U.S. or 404-537-3406 if calling from outside the U.S. (Conference ID: 55055984). The presentation that will be reviewed as part of the conference call will be available in the Presentations section of www.virtus.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. Virtus offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs, and provides products and services through affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process and individual brand. Its affiliates include Duff & Phelps Investment Management, Euclid Advisors, Kayne Anderson Rudnick Investment Management, Newfleet Asset Management, Rampart Investment Management, Virtus ETF Solutions, and Zweig Advisers. Additional information can be found at www.virtus.com.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 5.

Contacts

Jeanne Hess, Investor Relations (860) 263-4730 jeanne.hess@virtus.com	Joe Fazzino, Media Relations (860) 263-4725 joe.fazzino@virtus.com

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 6.

U.S. GAAP Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Six Months Ended
	6/30/2016	6/30/2015	Change	3/31/2016	Change	6/30/2016	6/30/2015	Change
Revenues
Investment management fees	$58,192	$68,867	(16%)	$57,644	1%	$115,836	$139,363	(17%)
Distribution and service fees	12,167	17,635	(31%)	12,478	(2%)	24,645	37,233	(34%)
Administration and transfer agent fees	9,499	12,577	(24%)	9,998	(5%)	19,497	25,619	(24%)
Other income and fees	227	577	(61%)	175	30%	402	1,272	(68%)
Total revenues	80,085	99,656	(20%)	80,295	—%	160,380	203,487	(21%)
Operating Expenses
Employment expenses	33,065	33,593	(2%)	35,977	(8%)	69,042	69,215	—%
Distribution and other asset-based expenses	17,432	23,676	(26%)	18,101	(4%)	35,533	48,183	(26%)
Other operating expenses	12,457	23,512	(47%)	10,765	16%	23,222	40,238	(42%)
Other operating expenses of consolidated sponsored investment products	777	957	(19%)	1,133	(31%)	1,910	1,775	8%
Other operating expenses of consolidated investment products	3,841	—	N/M	56	N/M	3,897	—	N/M
Restructuring and severance	2,391	—	—%		—%	2,391	—	—%
Depreciation and other amortization	776	873	(11%)	862	(10%)	1,638	1,652	(1%)
Amortization expense	603	837	(28%)	651	(7%)	1,254	1,674	(25%)
Total operating expenses	71,342	83,448	(15%)	67,545	6%	138,887	162,737	(15%)
Operating Income	8,743	16,208	(46%)	12,750	(31%)	21,493	40,750	(47%)
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	3,281	343	N/M	(658)	N/M	2,623	888	195%
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	3,097	(3,242)	N/M	295	N/M	3,392	(652)	N/M
Realized and unrealized gain of consolidated investment product, net	581	—	N/M	2,235	(74%)	2,816	—	N/M
Other (expense) income, net	(15)	247	N/M	228	N/M	213	682	(69%)
Total other income (expense), net	6,944	(2,652)	N/M	2,100	231%	9,044	918	N/M
Interest Income (Expense)
Interest expense	(129)	(121)	(7%)	(132)	2%	(261)	(244)	(7%)
Interest and dividend income	619	302	105%	273	127%	892	582	53%
Interest and dividend income of investments of consolidated sponsored investment products	1,696	3,098	(45%)	2,961	(43%)	4,657	5,422	(14%)
Interest (expense) income, net of investments of consolidated investment product, net	(3,086)	—	N/M	1,474	N/M	(1,612)	—	N/M
Total interest (expense) income, net	(900)	3,279	N/M	4,576	N/M	3,676	5,760	(36%)
Income Before Income Taxes	14,787	16,835	(12%)	19,426	(24%)	34,213	47,428	(28%)
Income tax expense	6,087	7,823	(22%)	7,556	(19%)	13,643	18,691	(27%)
Net Income	8,700	9,012	(3%)	11,870	(27%)	20,570	28,737	(28%)
Noncontrolling interests	(612)	765	N/M	493	N/M	(119)	382	N/M
Net Income Attributable to Common Stockholders	$8,088	$9,777	(17%)	$12,363	(35%)	$20,451	$29,119	(30%)
Earnings Per Share - Basic	$0.99	$1.10	(10%)	$1.48	(33%)	$2.48	$3.26	(24%)
Earnings Per Share - Diluted	$0.97	$1.08	(10%)	$1.45	(33%)	$2.43	$3.20	(24%)
Cash Dividends Declared Per Share	$0.45	$0.45	—%	$0.45	—%	$0.90	$0.90	—%
Weighted Average Shares Outstanding - Basic	8,170	8,889	(8%)	8,344	(2%)	8,257	8,927	(8%)
Weighted Average Shares Outstanding - Diluted	8,314	9,037	(8%)	8,506	(2%)	8,410	9,094	(8%)

N/M - Not Meaningful

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 7.

Assets Under Management - Product and Asset Class
(in millions)

	Three Months Ended
	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
By product (period end):
Open-End Funds (1)	$33,345.3	$29,716.4	$28,882.1	$26,536.0	$24,813.8
Closed-End Funds	6,901.0	6,349.8	6,222.3	6,543.6	6,959.6
Exchange Traded Funds	132.6	306.9	340.8	353.6	399.4
Separately Managed Accounts (2)	6,952.1	6,539.6	6,784.4	7,021.1	7,407.2
Institutional Accounts (2)	5,070.0	5,025.0	5,155.7	5,196.9	5,589.7
Total	$52,401.0	$47,937.7	$47,385.3	$45,651.2	$45,169.7

By product (average) (3)
Open-End Funds (1)	$34,852.2	$31,627.1	$30,017.6	$27,295.9	$25,537.7
Closed-End Funds	7,256.5	6,714.5	6,378.5	6,152.3	6,659.9
Exchange Traded Funds	103.9	269.9	343.4	337.1	371.9
Separately Managed Accounts (2)	7,125.3	6,930.9	6,552.7	6,768.4	7,015.0
Institutional Accounts (2)	5,054.8	5,082.4	5,199.9	5,112.4	5,223.9
Total	$54,392.7	$50,624.8	$48,492.1	$45,666.1	$44,808.4

By asset class (period end):
Equity	$31,908.8	$28,231.0	$28,314.9	$27,061.4	$26,206.9
Fixed Income	16,010.8	15,580.6	15,115.6	14,994.2	15,450.6
Alternatives (4)	4,031.2	3,681.7	3,468.7	3,091.0	3,056.8
Other (5)	450.2	444.4	486.1	504.6	455.4
Total	$52,401.0	$47,937.7	$47,385.3	$45,651.2	$45,169.7

Assets Under Management - Average Net Management Fees Earned (6)
(In basis points)

	Three Months Ended
	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
Open-End Funds (1)	49.2	47.3	46.0	47.3	49.4
Closed-End Funds	66.9	66.9	66.3	65.4	65.4
Exchange Traded Funds	8.9	21.9	29.1	34.6	36.2
Separately Managed Accounts (2)	53.5	54.5	54.4	56.1	55.2
Institutional Accounts (2)	34.9	34.2	34.4	36.7	36.2
All Products	50.7	49.4	48.4	49.7	51.1

(1) Includes assets under management of open-end and variable insurance funds
(2) Includes assets under management related to option strategies
(3) Averages are calculated as follows:
- Funds - average daily or weekly balances
- Separately Managed Accounts - prior quarter ending balance or average of month-end balances in quarter
- Institutional Accounts - average of month-end balances in quarter
(4) Consists of real estate securities, master-limited partnerships, and other
(5) Consists of option strategies
(6) Represents net investment management fees divided by average assets. Net investment management fees are defined as investment management fees, as adjusted, less fees paid to third party service providers for investment management related services. For the three months ended June 30, 2016, the impact of third party service providers for investment management related services on Open-End Funds and All Products was 1.7 and 1.1 basis points, respectively.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 8.

Assets Under Management - Asset Flows by Product
(In millions)

	Three Months Ended					Six Months Ended
	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	6/30/2015	6/30/2016
Open-End Funds (1)
Beginning balance	$35,317.8	$33,345.3	$29,716.4	$28,882.1	$26,536.0	$37,514.2	$28,882.1
Inflows	2,619.5	1,866.2	2,546.9	2,193.4	1,351.9	5,633.7	3,545.3
Outflows	(4,174.5)	(3,736.0)	(3,702.0)	(4,794.3)	(3,799.8)	(9,572.5)	(8,594.1)
Net Flows	(1,555.0)	(1,869.8)	(1,155.1)	(2,600.9)	(2,447.9)	(3,938.8)	(5,048.8)
Market performance	(352.9)	(1,780.9)	425.2	295.9	887.5	(155.8)	1,183.4
Other (2)	(64.6)	21.8	(104.4)	(41.1)	(161.8)	(74.3)	(202.9)
Ending balance	$33,345.3	$29,716.4	$28,882.1	$26,536.0	$24,813.8	$33,345.3	$24,813.8

Closed-End Funds
Beginning balance	$7,288.0	$6,901.0	$6,349.8	$6,222.3	$6,543.6	$7,581.4	$6,222.3
Inflows	—	—	—	—	—	—	—
Outflows	—	—	—	—	(103.3)	—	(103.3)
Net Flows	—	—	—	—	(103.3)	—	(103.3)
Market performance	(281.6)	(380.4)	18.7	421.3	481.7	(450.2)	903.0
Other (2)	(105.4)	(170.8)	(146.2)	(100.0)	37.6	(230.2)	(62.4)
Ending balance	$6,901.0	$6,349.8	$6,222.3	$6,543.6	$6,959.6	$6,901.0	$6,959.6

Exchange Traded Funds
Beginning balance	$—	$132.6	$306.9	$340.8	$353.6	$—	$340.8
Inflows	67.4	217.7	57.7	62.3	52.8	67.4	115.1
Outflows	(12.2)	(13.8)	(23.0)	(33.8)	(20.8)	(12.2)	(54.6)
Net Flows	55.2	203.9	34.7	28.5	32.0	55.2	60.5
Market performance	(0.4)	(29.1)	1.6	(13.6)	17.4	(0.4)	3.8
Other (2)	77.8	(0.5)	(2.4)	(2.1)	(3.6)	77.8	(5.7)
Ending balance	$132.6	$306.9	$340.8	$353.6	$399.4	$132.6	$399.4

Separately Managed Accounts (3)
Beginning balance	$7,131.0	$6,952.1	$6,539.6	$6,784.4	$7,021.1	$6,884.8	$6,784.4
Inflows	366.8	263.8	332.8	399.2	444.2	695.3	843.4
Outflows	(342.2)	(334.5)	(396.6)	(364.3)	(314.6)	(697.5)	(678.9)
Net Flows	24.6	(70.7)	(63.8)	34.9	129.6	(2.2)	164.5
Market performance	(65.5)	(353.2)	312.0	210.8	246.5	111.9	457.3
Other (2)	(138.0)	11.4	(3.4)	(9.0)	10.0	(42.4)	1.0
Ending balance	$6,952.1	$6,539.6	$6,784.4	$7,021.1	$7,407.2	$6,952.1	$7,407.2

Institutional Accounts (3)(4)
Beginning balance	$5,036.2	$5,070.0	$5,025.0	$5,155.7	$5,196.9	$4,722.0	$5,155.7
Inflows	214.1	199.5	226.6	186.2	541.2	582.2	727.4
Outflows	(87.3)	(110.3)	(181.3)	(276.6)	(305.5)	(234.5)	(582.1)
Net Flows	126.8	89.2	45.3	(90.4)	235.7	347.7	145.3
Market performance	(81.9)	(109.9)	120.4	148.4	153.6	35.7	302.0
Other (2)	(11.1)	(24.3)	(35.0)	(16.8)	3.5	(35.4)	(13.3)
Ending balance	$5,070.0	$5,025.0	$5,155.7	$5,196.9	$5,589.7	$5,070.0	$5,589.7

Total
Beginning balance	$54,773.0	$52,401.0	$47,937.7	$47,385.3	$45,651.2	$56,702.4	$47,385.3
Inflows	3,267.8	2,547.2	3,164.0	2,841.1	2,390.1	6,978.6	5,231.2
Outflows	(4,616.2)	(4,194.6)	(4,302.9)	(5,469.0)	(4,544.0)	(10,516.7)	(10,013.0)
Net Flows	(1,348.4)	(1,647.4)	(1,138.9)	(2,627.9)	(2,153.9)	(3,538.1)	(4,781.8)
Market performance	(782.3)	(2,653.5)	877.9	1,062.8	1,786.7	(458.8)	2,849.5
Other (2)	(241.3)	(162.4)	(291.4)	(169.0)	(114.3)	(304.5)	(283.3)
Ending balance	$52,401.0	$47,937.7	$47,385.3	$45,651.2	$45,169.7	$52,401.0	$45,169.7

(1) Includes assets under management of open-end and variable insurance funds
(2) Represents open-end and closed-end mutual fund distributions, net of reinvestments, net flows of cash management strategies, net flows from non-sales related activities such as asset acquisitions/(dispositions), marketable securities investments/(withdrawals), and the impact on assets from the use of leverage
(3) Includes assets under management related to option strategies
(4) Includes assets under management related to structured products. Effective April 1, 2016, the issuance/(repayment) of structured product notes are reported as inflows/(outflows). Prior to April 1, 2016, all changes in structured product AUM were reported as a component of Other.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 9.

Virtus Investment Partners, Inc.
Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Financial Information
(Unaudited, in thousands)
Three Months Ended June 30, 2016

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated investment products	Amortization of intangible assets	Restructuring and severance	Seed capital and CLO investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$58,192	$—	$(88)	$—	$—	$—	$—	$58,104
Distribution and services fees	12,167	—	12	—	—	—	—	12,179
Administration and transfer agent fees	9,499	—	49	—	—	—	—	9,548
Other income and fees	227	—	—	—	—	—	—	227
Distribution and other asset-based expenses	—	(17,432)	—	—	—	—	—	(17,432)
Total revenues	80,085	(17,432)	(27)	—	—	—	—	62,626
Operating Expenses
Employment expenses	33,065	—	—	—	—	—	—	33,065
Distribution and other asset-based expenses	17,432	(17,432)	—	—	—	—	—	—
Other operating expenses	12,457	—	—	—	—	—	(358)	12,099
Other operating expenses of consolidated sponsored investment products	777	—	(777)	—	—	—	—	—
Other operating expenses of consolidated investment products	3,841	—	(3,841)	—	—	—	—	—
Restructuring and severance	2,391	—	—	—	(2,391)	—	—	—
Depreciation and other amortization	776	—	—	—	—	—	—	776
Amortization expense	603	—	—	(603)	—	—	—	—
Total operating expenses	71,342	(17,432)	(4,618)	(603)	(2,391)	—	(358)	45,940
Operating Income	8,743	—	4,591	603	2,391	—	358	16,686
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	3,281	—	2,923	—	—	(6,110)	—	94
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products	3,097	—	(3,097)	—	—	—	—	—
Realized and unrealized gain (loss) of consolidated investment product, net	581	—	(581)	—	—	—	—	—
Other (expense) income, net	(15)	—	(8,799)	—	—	8,799	—	(15)
Total other income (expense), net	6,944	—	(9,554)	—	—	2,689	—	79
Interest Income (Expense)
Interest expense	(129)	—	—	—	—	—	—	(129)
Interest and dividend income	619	—	2,961	—	—	(3,470)	—	110
Interest and dividend income of investments of consolidated sponsored investment products	1,696	—	(1,696)	—	—	—	—	—
Interest (expense) income, net of investments of consolidated investment product, net	(3,086)	—	3,086	—	—	—	—	—
Total interest (expense) income, net	(900)	—	4,351	—	—	(3,470)	—	(19)
Income Before Income Taxes	14,787	—	(612)	603	2,391	(781)	358	16,746
Income tax expense	6,087	—	—	232	921	(930)	138	6,448
Net Income	8,700	—	(612)	371	1,470	149	220	10,298
Noncontrolling interests	(612)	—	612	—	—	—	—	—
Net Income Attributable to Common Stockholders	$8,088	$—	$—	$371	$1,470	$149	$220	$10,298
Earnings Per Share - Basic	$0.99							$1.26
Earnings Per Share - Diluted	$0.97							$1.24
Weighted Average Shares Outstanding - Basic	8,170							8,170
Weighted Average Shares Outstanding - Diluted	8,314							8,314
See pages 14 through 15 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 10.

Virtus Investment Partners, Inc.
Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Financial Information
(Unaudited, in thousands)
Three Months Ended June 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$68,867	$—	$288	$—	$—	$1,166	$70,321
Distribution and service fees	17,635	—	23	—	—	—	17,658
Administration and transfer agent fees	12,577	—	85	—	—	—	12,662
Other income and fees	577	—	—	—	—	—	577
Distribution and other asset-based expenses	—	(23,676)	—	—	—	—	(23,676)
Total revenues	99,656	(23,676)	396	—	—	1,166	77,542

Operating Expenses
Employment expenses	33,593	—	—	—	—	—	33,593
Distribution and other asset-based expenses	23,676	(23,676)	—	—	—	—	—
Other operating expenses	23,512	—	—	—	—	(11,869)	11,643
Other operating expenses of consolidated sponsored investment products	957	—	(957)	—	—	—	—
Depreciation and other amortization	873	—	—	—	—	—	873
Amortization expense	837	—	—	(837)	—	—	—
Total operating expenses	83,448	(23,676)	(957)	(837)	—	(11,869)	46,109
Operating Income	16,208	—	1,353	837	—	13,035	31,433
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	343	—	(1,828)	—	1,709	—	224
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(3,242)	—	3,242	—	—	—	—
Other income (expense), net	247	—	—	—	—	—	247
Total other income (expense), net	(2,652)	—	1,414	—	1,709	—	471
Interest Income (Expense)
Interest expense	(121)	—	—	—	—	—	(121)
Interest and dividend income	302	—	931	—	(1,058)	—	175
Interest and dividend income of investments of consolidated sponsored investment products	3,098	—	(3,098)	—	—	—	—
Total interest income (expense), net	3,279	—	(2,167)	—	(1,058)	—	54
Income Before Income Taxes	16,835	—	600	837	651	13,035	31,958
Income tax expense	7,823	—	—	318	(579)	4,565	12,127
Net Income	9,012	—	600	519	1,230	8,470	19,831
Noncontrolling interests	765	—	(600)	—	—	—	165
Net Income Attributable to Common Stockholders	$9,777	$—	$—	$519	$1,230	$8,470	$19,996
Earnings Per Share - Basic	$1.10						$2.25
Earnings Per Share - Diluted	$1.08						$2.21
Weighted Average Shares Outstanding - Basic	8,889						8,889
Weighted Average Shares Outstanding - Diluted	9,037						9,037

See pages 14 through 15 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 11.

Virtus Investment Partners, Inc.
Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Financial Information
(Unaudited, in thousands)
Three Months Ended March 31, 2016

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$57,644	$—	$91	$—	$—	$—	$57,735
Distribution and services fees	12,478	—	24	—	—	—	12,502
Administration and transfer agent fees	9,998	—	94	—	—	—	10,092
Other income and fees	175	—	—	—	—	—	175
Distribution and other asset-based expenses	—	(18,101)	—	—	—	—	(18,101)
Total revenues	80,295	(18,101)	209	—	—	—	62,403
Operating Expenses
Employment expenses	35,977	—	—	—	—	—	35,977
Distribution and other asset-based expenses	18,101	(18,101)	—	—	—	—	—
Other operating expenses	10,765	—	—	—	—	(414)	10,351
Other operating expenses of consolidated sponsored investment products	1,133	—	(1,133)	—	—	—	—
Other operating expenses of consolidated investment products	56	—	(56)	—	—	—	—
Depreciation and other amortization	862	—	—	—	—	—	862
Amortization expense	651	—	—	(651)	—	—	—
Total operating expenses	67,545	(18,101)	(1,189)	(651)	—	(414)	47,190
Operating Income	12,750	—	1,398	651	—	414	15,213
Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	(658)	—	1,808	—	(1,155)	—	(5)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products	295	—	(295)	—	—	—	—
Realized and unrealized gain (loss) of consolidated investment product, net	2,235	—	(2,235)	—	—	—	—
Other income, net	228	—	2,504	—	(2,504)	—	228
Total other income (expense), net	2,100	—	1,782	—	(3,659)	—	223
Interest Income (Expense)
Interest expense	(132)	—	—	—	—	—	(132)
Interest and dividend income	273	—	1,748	—	(1,883)	—	138
Interest and dividend income of investments of consolidated sponsored investment products	2,961	—	(2,961)	—	—	—	—
Interest income of investments of consolidated investment product, net	1,474	—	(1,474)	—	—	—	—
Total interest income, net	4,576	—	(2,687)	—	(1,883)	—	6
Income Before Income Taxes	19,426	—	493	651	(5,542)	414	15,442
Income tax expense	7,556	—	—	250	(2,045)	159	5,920
Net Income	11,870	—	493	401	(3,497)	255	9,522
Noncontrolling interests	493	—	(493)	—	—	—	—
Net Income Attributable to Common Stockholders	$12,363	$—	$—	$401	$(3,497)	$255	$9,522
Earnings Per Share - Basic	$1.48						$1.14
Earnings Per Share - Diluted	$1.45						$1.12
Weighted Average Shares Outstanding - Basic	8,344						8,344
Weighted Average Shares Outstanding - Diluted	8,506						8,506

See pages 14 through 15 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 12.

Virtus Investment Partners, Inc.
Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Financial Information
(Unaudited, in thousands)
Six Months Ended June 30, 2016

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated investment products	Amortization of intangible assets	Restructuring and severance	Seed capital and CLO investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$115,836	$—	$3	$—	$—	$—	$—	$115,839
Distribution and services fees	24,645	—	36	—	—	—	—	24,681
Administration and transfer agent fees	19,497	—	143	—	—	—	—	19,640
Other income and fees	402	—	—	—	—	—	—	402
Distribution and other asset-based expenses	—	(35,533)	—	—	—	—	—	(35,533)
Total revenues	160,380	(35,533)	182	—	—	—	—	125,029
Operating Expenses
Employment expenses	69,042	—	—	—	—	—	—	69,042
Distribution and other asset-based expenses	35,533	(35,533)	—	—	—	—	—	—
Other operating expenses	23,222	—	—	—	—	—	(772)	22,450
Other operating expenses of consolidated sponsored investment products	1,910	—	(1,910)	—	—	—	—	—
Other operating expenses of consolidated investment products	3,897	—	(3,897)	—	—	—	—	—
Restructuring and severance	2,391	—	—	—	(2,391)	—	—	—
Depreciation and other amortization	1,638	—	—	—	—	—	—	1,638
Amortization expense	1,254	—	—	(1,254)	—	—	—	—
Total operating expenses	138,887	(35,533)	(5,807)	(1,254)	(2,391)	—	(772)	93,130
Operating Income	21,493	—	5,989	1,254	2,391	—	772	31,899
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	2,623	—	4,730	—	—	(7,264)	—	89
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products	3,392	—	(3,392)	—	—	—	—	—
Realized and unrealized gain (loss) of consolidated investment product, net	2,816	—	(2,816)	—	—	—	—	—
Other income, net	213	—	(6,294)	—	—	6,294	—	213
Total other income (expense), net	9,044	—	(7,772)	—	—	(970)	—	302
Interest Income (Expense)
Interest expense	(261)	—	—	—	—	—	—	(261)
Interest and dividend income	892	—	4,709	—	—	(5,353)	—	248
Interest and dividend income of investments of consolidated sponsored investment products	4,657	—	(4,657)	—	—	—	—	—
Interest (expense) income, net of investments of consolidated investment product, net	(1,612)	—	1,612	—	—	—	—	—
Total interest income (expense), net	3,676	—	1,664	—	—	(5,353)	—	(13)
Income Before Income Taxes	34,213	—	(119)	1,254	2,391	(6,323)	772	32,188
Income tax expense	13,643	—	—	482	921	(2,975)	297	12,368
Net Income	20,570	—	(119)	772	1,470	(3,348)	475	19,820
Noncontrolling interests	(119)	—	119	—	—	—	—	—
Net Income Attributable to Common Stockholders	$20,451	$—	$—	$772	$1,470	$(3,348)	$475	$19,820
Earnings Per Share - Basic	$2.48							$2.40
Earnings Per Share - Diluted	$2.43							$2.36
Weighted Average Shares Outstanding - Basic	8,257							8,257
Weighted Average Shares Outstanding - Diluted	8,410							8,410
See pages 14 through 15 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 13.

Virtus Investment Partners, Inc.
Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Financial Information
(Unaudited, in thousands)
Six Months Ended June 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$139,363	$—	$593	$—	$—	$1,166	$141,122
Distribution and service fees	37,233	—	43	—	—	—	37,276
Administration and transfer agent fees	25,619	—	162	—	—	—	25,781
Other income and fees	1,272	—	—	—	—	—	1,272
Distribution and other asset-based expenses	—	(48,183)	—	—	—	—	(48,183)
Total revenues	203,487	(48,183)	798	—	—	1,166	157,268

Operating Expenses
Employment expenses	69,215	—	—	—	—	—	69,215
Distribution and other asset-based expenses	48,183	(48,183)	—	—	—	—	—
Other operating expenses	40,238	—	—	—	—	(17,420)	22,818
Other operating expenses of consolidated sponsored investment products	1,775	—	(1,775)	—	—	—	—
Depreciation and other amortization	1,652	—	—	—	—	—	1,652
Amortization expense	1,674	—	—	(1,674)	—	—	—
Total operating expenses	162,737	(48,183)	(1,775)	(1,674)	—	(17,420)	93,685
Operating Income	40,750	—	2,573	1,674	—	18,586	63,583
Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	888	—	514	—	(1,059)	—	343
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(652)	—	652	—	—	—	—
Other income (expense), net	682	—	—	—	—	—	682
Total other income (expense), net	918	—	1,166	—	(1,059)	—	1,025
Interest Income (Expense)
Interest expense	(244)	—	—	—	—	—	(244)
Interest and dividend income	582	—	1,866	—	(2,056)	—	392
Interest and dividend income of investments of consolidated sponsored investment products	5,422	—	(5,422)	—	—	—	—
Total interest income (expense), net	5,760	—	(3,556)	—	(2,056)	—	148
Income Before Income Taxes	47,428	—	183	1,674	(3,115)	18,586	64,756
Income tax expense	18,691	—	—	637	(999)	6,298	24,627
Net Income	28,737	—	183	1,037	(2,116)	12,288	40,129
Noncontrolling interests	382	—	(183)	—	—	—	199
Net Income Attributable to Common Stockholders	$29,119	$—	$—	$1,037	$(2,116)	$12,288	$40,328
Earnings Per Share - Basic	$3.26						$4.52
Earnings Per Share - Diluted	$3.20						$4.43
Weighted Average Shares Outstanding - Basic	8,927						8,927
Weighted Average Shares Outstanding - Diluted	9,094						9,094

See pages 14 through 15 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 14.

Virtus Investment Partners, Inc.
Notes

The following are notes to the reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure for the periods presented on pages 9 through 13.

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the adjustment of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

In particular, the company reclassifies:

1.
Distribution and other asset-based expenses - These costs are generally passed directly through to external parties. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not distribute products through intermediary distribution partners or utilize third party service providers for investment management related services.

2.
Consolidated investment products - Management believes that excluding the operating activities of majority-owned funds and CLOs to reflect revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results as only revenues generated and expenses incurred related to providing investment management and related services will be included in operating income, as adjusted.

Net income attributable to common stockholders, as adjusted, excludes from net income:

▪
Closed-end fund launch costs - Expenses related to the launch of closed-end funds, or similar products, including structuring fees and sales-based compensation related to the launch. The timing of closed-end fund issuances can be unpredictable, and related costs can fluctuate considerably. In addition, revenue associated with these costs will not fully impact financial results until future periods. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods and with other asset management firms that do not issue closed-end funds, or similar products.

▪
Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.

▪
Seed capital and CLO investments - Gains and losses (realized and unrealized), dividends and interest income generated by seed capital and CLO investments. Earnings or losses generated by investments in seed capital products can vary significantly from period-to-period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.

▪
Other - Certain expenses and losses related to restructuring, severance, regulatory matters, and transition items that are not reflective of the ongoing earnings generation of the business. In addition, income tax expense/(benefit) items, such as adjustments for uncertain tax positions, valuation allowances and other unusual items not related to current operating results to reflect a

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 15.

normalized effective rate. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods.

Components of Other for the respective periods are shown in the table below:

	Three Months Ended			Six Months Ended
Other (in thousands)	6/30/2015	3/31/2016	6/30/2016	6/30/2015	6/30/2016
Loss contingency	$11,300	$—	$—	$16,500	$—
Tax impact of loss contingency	(3,907)	—	—	(5,507)	—
Transition related revenues	1,166	—	—	1,166	—
Tax impact of transition related revenues	(442)	—	—	(442)	—
System transition expenses	569	414	358	920	772
Tax impact of system transition expenses	(216)	(159)	(138)	(349)	(297)
Total Other	$8,470	$255	$220	$12,288	$475

Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP revenues in that they are reduced by distribution and other asset-based expenses that are generally passed through to external parties, and exclude the impact of consolidated sponsored investment products.

Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations attributable to stockholders. Operating expenses, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the impact of consolidated sponsored investment products, and certain other expenses that do not reflect the ongoing earnings generation of the business.

Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.

Earnings per share, as adjusted, represent net income attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, on either a basic or diluted basis.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 16.

Forward-Looking Information
This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” or similar statements or variations of such terms.
Our forward-looking statements are based on a series of expectations, assumptions and projections about our company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, cash inflows and outflows, operating cash flows, our ability to expand distribution and product offerings, and future credit facilities, for all forward periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.
Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2015 Annual Report on Form 10-K, as well as the following risks and uncertainties: (a) any reduction in our assets under management; (b) the withdrawal, renegotiation or termination of investment advisory agreements; (c) damage to our reputation; (d) failure to comply with investment guidelines or other contractual requirements; (e) the inability to attract and retain key personnel; (f) the competition we face in our business; (g) adverse regulatory and legal developments; (h) unfavorable changes in tax laws or limitations; (i) adverse developments, or changes in our relationships with, unaffiliated subadvisers; (j) changes in key distribution relationships; (k) interruptions in service or failure to provide service by third-party service providers; (l) volatility associated with our common stock; (m) civil litigation and government investigations or proceedings; (n) the risk of capital loss associated with our investments; (o) the inability to make quarterly distributions; (p) the lack of availability of required and necessary capital on satisfactory terms; (q) liabilities and losses not covered by insurance; (r) strategic transactions and other risks and uncertainties described in our 2015 Annual Report on Form 10-K or in any of our filings with the Securities and Exchange Commission (“SEC”).
Certain other factors which may impact our continuing operations, prospects, financial results and liquidity or which may cause actual results to differ from such forward-looking statements are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors.
The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com